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EXHIBIT 10.115

                              CONSULTING AGREEMENT
                             ----------------------

         This CONSULTING AGREEMENT (the "Agreement"), effective as of February 3, 2003, is entered into by and between P-COM, INC. (herein referred to as the "Company") and LIVIAKIS FINANCIAL COMMUNICATIONS, INC., a California corporation (herein referred to as the "Consultant").

                                    RECITALS
                                   ----------

         WHEREAS the Company is a public company whose common stock is presently traded on the Nasdaq SmallCap Market;

         WHEREAS the Consultant has developed relationships with brokers, institutional investors, investment bankers, public relations firms, investor relations firms, various accredited investors and financial advertising and reporting networks which may assist the Company in enhancing the market recognition of the Company, its products and prospects, and the underlying fundamental value of the Company's securities;

         WHEREAS the Company desires to engage the services of the Consultant to represent the Company in investors' communications and public relations with existing shareholders, brokers, dealers and other investment professionals as to the Company's current and proposed activities, and to consult with management concerning such the Company activities; and

         WHEREAS the Consultant agrees to be retained for the foregoing purposes, subject to the terms and conditions provided in this Agreement.

         NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1) TERM OF CONSULTANCY. The Company hereby agrees to retain the Consultant to act in a consulting capacity to the Company, and the Consultant hereby agrees to provide services to the Company commencing February 3, 2003, and ending on February 2, 2004.

2) DUTIES OF THE CONSULTANT. The Consultant agrees that it will generally provide the following specified consulting services:


     a) Assist the Company in raising capital through introductions (it is understood LFC is not a licensed broker-dealer or "investment banking"
          firm);

     b) Consult and assist the Company in developing and implementing appropriate plans and means for presenting the Company and its business plans, strategy and personnel to the financial community, establishing an image for the Company in the financial community, and creating the foundation for subsequent financial public relations efforts;

     c)   Introduce the Company to the financial community;

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     d)   With the cooperation of the Company,  maintain an awareness during the term of this Agreement of the Company's plans, strategy and personnel, as they may evolve during such period, and consult and assist the Company in communicating appropriate information regarding such plans, strategy and personnel to the financial community;

     e) Assist and consult the Company with respect to its (i) relations with stockholders, (ii) relations with brokers, dealers, analysts and other investment professionals, and (iii) financial public relations generally;

     f) Perform the functions generally assigned to stockholder relations and public relations departments in major corporations, including responding to telephone and written inquiries (which may be referred to the Consultant by the Company); preparing press releases for the Company with the Company's involvement and approval of press releases, reports and other communications with or to shareholders, the investment community and the general public; consulting with respect to the timing, form, distribution and other matters related to such releases, reports and communications; and, at the Company's request and subject to the Company's securing its own rights to the use of its names, marks, and logos, consulting with respect to corporate symbols, logos, names, the presentation of such symbols, logos and names, and other matters relating to corporate image;

     g)   Upon the Company's  direction and  approval,  disseminate  information
          regarding  the  Company  to  shareholders,   brokers,  dealers,  other
          investment community professionals and the general investing public;

     h) Upon the Company's approval, conduct meetings, in person or by telephone, with brokers, dealers, analysts and other investment professionals to communicate with them regarding the Company's plans, goals and activities, and assist the Company in preparing for press conferences and other forums involving the media, investment professionals and the general investment public;

     i) At the Company's request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising the Company of the public relations implications thereof; and

     j) Otherwise perform as the Company's consultant for public relations and relations with financial professionals.

3) ALLOCATION OF TIME AND ENERGIES. The Consultant hereby promises to perform and discharge faithfully the responsibilities which may be assigned to the Consultant from time to time by the officers and duly authorized representatives of the Company in connection with the conduct of its financial and public relations and communications activities, so long as such activities are in compliance with applicable securities laws and regulations. The Consultant and staff shall diligently and thoroughly

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     provide the consulting  services required  hereunder.  Although no specific hours-per-day requirement will be required, the Consultant and the Company agree that the Consultant will perform the duties set forth herein above in a diligent and professional manner. The parties acknowledge and agree that a disproportionately large amount of the effort to be expended and the costs to be incurred by the Consultant and the benefits to be received by the Company are expected to occur within or shortly after the first two months of the effectiveness of this Agreement. It is explicitly understood that the Consultant's performance of its duties hereunder will in no way be measured by the price of the Company's common stock, nor the trading volume of the Company's common stock. It is also understood that the Company is entering into this Agreement with Liviakis Financial Communications, Inc. ("LFC"), a corporation and not any individual member of LFC, and, as such, the Consultant will not be deemed to have breached this Agreement if any member, officer or director of LFC leaves the firm or dies or becomes physically unable to perform any meaningful activities during the term of the Agreement, provided the Consultant otherwise performs its obligations under this Agreement.

4) REMUNERATION. As full and complete compensation for services described in this Agreement, the Company shall compensate the Consultant as follows:

     a) For undertaking this engagement and for other good and valuable consideration, the Company agrees to issue and deliver to the Consultant a "Commencement Bonus" payable in the form of 1,500,000 shares of the Company's common stock, par value $0.0001 per share ("Common Stock"). This Commencement Bonus shall be issued to the Consultant immediately following execution of this Agreement and shall, when issued and delivered to the Consultant, be fully paid and non-assessable. The Company understands and agrees that the Consultant has foregone significant opportunities to accept this engagement and that the Company derives substantial benefit from the execution of this Agreement and the ability to announce its relationship with the Consultant. The shares of Common Stock issued as a Commencement Bonus, therefore, constitute payment for the Consultant's agreement to consult to the Company and are a nonrefundable, non-apportionable, and non-ratable retainer; such shares of common stock are not a prepayment for future services. If the Company decides to terminate this Agreement prior to February 2, 2004, for any reason whatsoever, it is agreed and understood that the Consultant will not be requested or demanded by the Company to return any of the shares of Common Stock paid to it as Commencement Bonus hereunder. Further, if and in the event the Company is acquired in whole or in part, during the term of this Agreement, it is agreed and understood the Consultant will not be requested or demanded by the Company to return any of the shares of Common stock paid to it hereunder. It is further agreed that if at any time during the term of this Agreement, the Company or substantially all of the Company's assets are merged with or acquired by another entity, or some other change occurs in the legal entity that constitutes the Company, the Consultant shall retain and will not be requested by the Company to return any of the shares.

     b) The Company agrees to issue and deliver to the Consultant 1,100,000 shares of the Common Stock on June 3, 2003, so long as this contract has not been terminated prior to such date at the Company's sole discretion. Thereafter, if the contract has not been cancelled by June 3, 2003, the Consultant shall be paid an additional 50,000 shares of

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          the  Common  Stock  at the  end of each  successive  month  for  eight additional months of service for an additional total of 400,000 shares of the Common Stock.

     c) With each transfer by the Consultant of shares of Common Stock to be issued pursuant to this Agreement (collectively, the "Shares"), the Company shall cause to be issued a certificate representing the Common Stock and a written opinion of counsel for the Company stating that said Shares are validly issued, fully paid and non-assessable and that the issuance of them to the Consultant has been duly authorized by the Company. The Company warrants that all Shares issued to the Consultant pursuant to this Agreement shall have been validly issued, fully paid and non-assessable and that the issuance and any transfer of them to the Consultant shall have been duly authorized by the Company's board of directors.

     d) The Consultant acknowledges that the shares of Common Stock to be issued pursuant to this Agreement (collectively, the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws and accordingly are "restricted securities" within the meaning of Rule 144 promulgated under the Act, and it understands and agrees that the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Act or is exempt from such registration, the certificates representing the Shares will bear a legend to that effect and the Company will make a notation on its transfer books to such effect. As such, the Shares may not be resold or transferred unless the Company has received an opinion of counsel reasonably satisfactory to the Company that such resale or transfer is exempt from the registration requirements of that Act. Upon such time as the Shares are freely transferable under Rule 144, in the event the Consultant shall desire to transfer any Shares in accordance with Rule 144, the Company shall provide all documents and approvals required within five
          (5) days of receipt of the Consultant's request for transfer and submission of broker representation and similar Rule 144 documents for transfer of such Shares. Any delay in the provision of written approval requested by the Consultant in connection with a permitted Rule 144 transfer of Shares shall result in a payment to the Consultant, within thirty (30) days, of a number of shares of Common Stock equal to one percent of the Shares to be transferred for each day that the Company withholds approval of the Consultant's request for removal of legend and transfer of Shares, up to a maximum aggregate of 150,000 shares of common stock to be so issued.

     e) In connection with the acquisition of Shares hereunder, the Consultant represents and warrants to the Company as follows:

          i) The Consultant acknowledges that the Consultant has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning an investment in the Shares, and any additional information which the Consultant has requested.

          ii)  The   Consultant's   investment  in   restricted   securities  is
               reasonable  in relation to the  Consultant's  tangible net worth,

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               which is in excess of ten (10) times the Consultant's  cost basis in the Shares. The Consultant has had experience in investments in restricted and publicly traded securities, and the Consultant has had experience in investments in speculative securities and other investments which involve the risk of loss of investment. The Consultant acknowledges that an investment in the Shares is speculative and involves the risk of loss. The Consultant has the requisite knowledge to assess the relative merits and risks of this investment without the necessity of relying upon other advisors, and the Consultant can afford the risk of loss of its entire investment in the Shares. The Consultant is (i) an accredited investor, as that term is defined in Regulation D promulgated under the Act, and (ii) a purchaser described in
               Section 25102 (f) (2) of the California Corporate Securities Law of 1968, as amended.

          iii) The Consultant is acquiring the Shares for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

5) NON-ASSIGNABILITY OF SERVICES. The Consultant's services under this contract are offered to the Company only and may not be assigned by the Company to any entity with which the Company merges or which acquires the Company or substantially all of its assets. In the event of such merger or acquisition, all compensation to the Consultant herein under the schedules set forth herein shall remain due and payable, and any compensation received by the Consultant may be retained in the entirety by the Consultant, all without any reduction or pro-rating and shall be considered and remain fully paid and non-assessable. Notwithstanding the non-assignability of the Consultant's services, the Company shall assure that in the event of any merger, acquisition, or similar change of form of entity, that its successor entity shall agree to complete all obligations to the Consultant, including the provision and transfer of all compensation herein, and the preservation of the value thereof consistent with the rights granted to the Consultant by the Company herein, and to shareholders. The parties agree that the Consultant's services are personal in nature and may not be delegated by the Consultant to any other person or entity, whether by operation of law or otherwise.

6) EXPENSES. The Consultant agrees to pay for all its expenses (phone, mailing, labor, etc.), other than extraordinary items (travel required by/or specifically requested by the Company, luncheons or dinners to large groups of investment professionals, mass faxing to a sizable percentage of the Company's constituents, investor conference calls, print advertisements in publications, etc.) approved by the Company prior to its incurring an obligation for reimbursement.

7) INDEMNIFICATION. The Company warrants and represents that all oral communications, written documents or materials furnished to the Consultant by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate and the Consultant may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless the Consultant against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto resulting from the Consultant's communication or dissemination of any said information,



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     documents or materials  excluding any such claims or  litigation  resulting from the Consultant's communication or dissemination of information not provided or authorized by the Company.

8) REPRESENTATIONS. The Consultant represents, warrants and covenants to the Company that the Consultant and each of its officers, agents or others employed or retained by the Consultant ("Associated Persons") will at all times during the term of this Agreement satisfy the following warranties and representations. The Consultant agrees that it will be responsible for the accuracy and truthfulness of the warranties and representations of the Associated Persons.

     a) The Consultant represents that it is not required to maintain any licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. The Consultant acknowledges that, to the best of its knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over the Consultant. The Consultant acknowledges that, to the best of its knowledge, the Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws. The Consultant further acknowledges that it is not a securities broker-dealer or a registered investment advisor.

     b) The Consultant and its Associated Persons shall at all times comply with any and all applicable federal, state, local or foreign laws, including securities laws, rules and regulations of any court, government or unit or agency thereof in its performance hereunder. The Consultant and each Associated Person will disclose in all reports, communications, etc. that it is a consultant of the Company and that it is being compensated by the Company or, if the Consultant or an Associated Person hires another firm or person to perform the Services, then the disclosure shall indicate that the other party is being compensated by the Consultant and/or such Associated Person. Specifically, the Consultant and its Associated Persons will each during the term of this Agreement at all times comply with the requirements of Section 17(b) of the Act and will not solicit the purchase or sale of any securities of the Company without disclosing any compensation arrangement.

     c) The Consultant and its Associated Person shall have all appropriate licenses in order to act in its capacity pursuant to the terms of this Agreement and shall maintain such licenses in good standing throughout the term of this Agreement.

     d) The Consultant and its Associated Persons acknowledge that the services to be provided pursuant to this Agreement and the receipt, retention and disposition of the compensation to be paid to the Consultant and/or its Associated Persons under this Agreement are subject to applicable securities laws, including the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Consultant shall at all times comply with all applicable securities
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          laws in connection with performing its duties under this Agreement and in connection with the receipt, retention and disposition of the compensation to be paid to the Consultant under this Agreement.

     e) The Consultant and its Associated Persons acknowledge that the services to be provided pursuant to this Agreement and the receipt, retention and disposition of the compensation to be paid to the Consultant and/or its Associated Persons under this Agreement are subject to National Investor Relations Institute Code of Ethics (the "NIRI Code"), which require an investor relations consultant (i) to avoid even the appearance that the consultant's services are promotional, and (ii) to conform with the Company's insider trading policies. The Consultant shall at all times comply with the NIRI Code in connection with performing its duties under this Agreement and in connection with the receipt, retention and disposition of the compensation to be paid to the Consultant under this Agreement.

     f) The Consultant is free to enter into this Agreement and the services to be provided pursuant to this Agreement are not in conflict with any other contractual or other obligation to which the Consultant or its Associated Persons are bound.

     g) The Consultant and its Associated Persons shall not provide any material non-public information regarding the Company to any person until such person has executed and delivered to the Company (in care of the Consultant) a confidentiality and no-trade agreement in a form furnished by the Company to the Consultant.

     h) The Consultant and its Associated Persons each acknowledge that certain information that the Company or its representatives will provide to the Consultant or its Associated Persons in connection with the performance of the services under this Agreement will be material non-public information about the Company (the "Material Information"). The Consultant and its Associated Persons acknowledge that they each are aware of the restrictions of applicable securities laws, including Regulation FD and Sections 9 and 10 of the Exchange Act and Rule 10b-5 under the Exchange Act, relating to the trading in securities of an issuer, including while in possession of material non-public information regarding that issuer. The Consultant and its Associated Persons agree that they will each comply with all securities laws concerning Material Information and further agree that each, until all of the Material Information becomes publicly available (other than as a result of a disclosure by the Consultant or its Associated Persons), shall not directly or indirectly (nor shall it permit any of its officers, directors, affiliates or agents to): (i) disclose the Material Information, except pursuant to the delivery of disclosure documents to potential investors at the request of the Company; or
          (ii) for its own account or for the account of others, purchase, offer to sell, contract to sell or otherwise sell, sell short, sell long, dispose of, loan, pledge or grant any rights with respect to or offer to do any of the foregoing or otherwise trade in any shares of common stock of the Company, any options or warrants to purchase any shares of common stock of the Company or any securities convertible into or exchangeable for any shares of common stock of the Company. Further,

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          the Consultant  and its  Associated  Persons agree that the Company is authorized to place "stop orders" on its books to prevent any transfer of common stock of the Company in violation of the foregoing.

     i) The Consultant is under no contractual restriction or other restrictions or obligations that are inconsistent with this Agreement, the performance of its duties and the covenants hereunder; (ii) its management is under no physical or mental disability that would interfere with its keeping and performing all of the agreements, covenants and conditions to be kept or performed hereunder; (iii) it is familiar with all federal and state securities laws applicable to the performance of its services as contemplated in this Agreement, including Sections 17(b) of the Act, Sections 9 and 10(b) of the Exchange Act and Regulation FD; (iv) it will comply with all applicable federal and state securities laws in the performance of the services under this Agreement; and (v) it will cause any person to whom any of the Shares or other compensation are transferred to agree and undertake for the benefit of the Company to comply with all applicable federal and state securities laws in connection with their ownership or disposition of the Shares (including compliance with Section 17(b) of the Act to the extent applicable).

     j) The Consultant agrees not to, directly or indirectly, enter into any short sale or take any short position in the securities of the Company or to enter into any other transaction relating to securities of the Company inconsistent with the plan of distribution set forth in any registration statement relating to securities received by the Consultant as compensation hereunder.

     The Company acknowledges that, to the best of its knowledge, that it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company. The Company acknowledges that, to the best of its knowledge, the Company is not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

9) TERMINATION. The Company may terminate this Agreement at any time on or before June 3, 2003 by sending notice thereof to the Consultant on or before such date. If the Company terminates this Agreement, the Company shall have no further liability or obligation to the Consultant under this Agreement, except for the registration obligation contained in Paragraph 4(a), which shall survive such termination.

10) LEGAL REPRESENTATION; INTERPRETATION. The Company acknowledges that it has been represented by independent legal counsel in the preparation of this Agreement. The Consultant represents that it has consulted with independent legal counsel and/or tax, financial and business advisors, to the extent the Consultant deemed necessary. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law, including but not limited to any decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it, is of no application and

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     is hereby  expressly  waived.  The  provisions of this  Agreement  shall be construed as a whole and in accordance with its fair meaning to affect the intentions of the parties and this Agreement.

11) STATUS AS INDEPENDENT CONTRACTOR. The Consultant's engagement pursuant to this Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. The Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes. All such income taxes and other such payment shall be made or provided for by the Consultant and the Company shall have no responsibility or duties regarding such matters. Neither the Company nor the Consultant possesses the authority to bind each other in any agreements without the express written consent of the entity to be bound.

12) ATTORNEY'S FEES. If any legal action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connection with that action or proceeding, in addition to any other relief to which it or they may be entitled. In the event there is a delay in the provision by the Company of approval documents required under Rule 144 and after the Consultant's demand for such documenting approval is made upon the Company in connection with a transfer permitted under Rule 144, the Company shall be liable for all attorney's fees incurred by the Consultant in obtaining compliance therewith. Such fees shall be due and payable without regard to whether an arbitration or other legal action is instituted by the Consultant.

13) WAIVER. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

14) CHOICE OF LAW, JURISDICTION AND VENUE. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California. The parties agree that Santa Clara County, California will be the venue of any dispute and will have jurisdiction over all parties.

15) ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof, or relating to the Consultant's activities or remuneration under this Agreement, shall be settled by binding arbitration in California, in accordance with the applicable rules of JAMS Endispute, and judgment on the award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction as provided by Paragraph 14 herein. The provisions of Title 9 of Part 3 of the California Code of Civil Procedure, including section 1283.05, and successor statutes, permitting expanded discovery proceedings shall be applicable to all disputes that are arbitrated under this paragraph.

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

16) COMPLETE AGREEMENT. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

17) SEVERABILITY. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, inoperative or unenforceable as applied in any particular case because it conflicts with any other provision or provisions hereof, or any other provision or provisions hereof, or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses, sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

AGREED TO:


"The Company"                       P-COM, INC.

Date: Feb 3, 2003                   By: /S/ GEORGE P. ROBERTS
                                        ------------------------------
                                        George Roberts, Chairman & CEO



"The Consultant"                    LIVIAKIS FINANCIAL COMMUNICATIONS, INC.

Date: Feb 3, 2003                   By: /S/ JOHN LIVIAKIS
                                        ------------------------------
                                        John Liviakis, President


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